23. Provision for legal and administrative proceedings	12 Months Ended
Dec. 31, 2020
Provision For Legal And Administrative Proceedings [Abstract]
Provision for legal and administrative proceedings
23.	Provision for legal and administrative proceedings

The Company is an integral part in judicial and administrative proceedings in the civil, labor, tax and regulatory spheres, which arise in the normal course of its business.

The provision is constituted based on the opinions of the company's legal advisors and management, for amounts considered sufficient and adequate to cover losses and risks considered probable. Situations where losses are considered probable and possible are recorded and disclosure, respectively, by their updated values, and those in which losses are considered remote are not disclosed.

The provision for judicial and administrative proceedings constituted, updated, is composed as follows:

	2020	2019

Provision for legal and administrative proceedings	886,947	840,637

Civil (a)	245,432	212,702
Labor (b)	213,026	261,837
Tax (c)	399,288	333,717
Regulatory (d)	29,201	32,381

The changes in the provision for judicial and administrative proceedings are summarized below:

	December 2019	Additions, net of reversals	Payments	Inflation adjustment	December 2020

	840,637	322,565	(413,634)	137,379	886,947

Civil (a)	212,702	224,417	(266,872)	75,185	245,432
Labor (b)	261,837	55,727	(138,899)	34,361	213,026
Tax (c)	333,717	45,659	(7,792)	27,704	399,288
Regulatory (d)	32,381	(3,238)	(71)	129	29,201

	December 2018	Additions, net of reversals	Payments	Monetary adjustment	December 2019

	849,408	547,691	(715,203)	158,741	840,637

Civil (a)	111,301	348,012	(335,640)	89,028	212,701
Labor (b)	435,438	96,235	(301,971)	32,136	261,838
Tax (c)	271,214	103,354	(77,341)	36,490	333,717
Regulatory (d)	31,455	90	(251)	1,087	32,381

The Company is subject to several legal actions and administrative procedures proposed by consumers, suppliers, service providers and consumer protection agencies and treasury agencies, which deal with various matters that arise in the normal course of the business. The main processes are summarized below:

a. Civil proceedings

a. 1 Consumer lawsuits

The Company is a party in lawsuits related to various claims filed by consumers, in the judicial and administrative spheres. The aforementioned actions in the amount of R$ 139,429 (R$ 135,290 on December 31, 2019) refer mainly to alleged improper collection, cancellation of contract, quality of services, defects and failures in the delivery of handsets and improper inclusion in debtors’ lists.

a.2 Consumer protection agencies

TIM is a party to legal and administrative lawsuits filed by the Public Prosecutor's Office, Procon and other consumer protection agencies, arising from consumer complaints, in which, it is discussed: (i) alleged failures in the provision of network services; (ii) questions of quality in service; (iii) alleged violations of the SAC [customer service hotline] decree; (iv) alleged contractual violations; (v) alleged misleading advertising and; (vi) discussion of the collection of loyalty fines, in cases of theft and theft of the device. The amounts involved are equivalent to R$ 51,713 (R$ 31,221 on December 31, 2019).

a.3 Former trading partners

TIM is a defendant in lawsuits proposed by former trade partners claiming, among others, amounts on the basis of alleged non-compliance with agreements. The amounts involved are equivalent to R$ 18,634 (R$ 12,812 on December 31, 2019).

a.4 Other

TIM is a defendant in other actions of essentially non-consumer objects proposed by the most diverse agents from those described above, in which, among others, it is discussed: (i) renewal of lease agreements; (ii) shareholding subscription shares; (iii) indemnity lawsuits; (iv) alleged breach of contract and; (v) collection lawsuits. The amounts involved are equivalent to R$ 33,682 (R$ 27,039 on December 31, 2019).

a.5 Social and environmental and infrastructure

The Company is a party to lawsuits involving various agents who discuss aspects related to licensing, among which environmental licensing and structure licensing (installation/operation). The amounts involved are equivalent to R$ 610 (R$ 498 on December 31, 2019).

a.6 ANATEL

The Company is a party to lawsuits against ANATEL, in which it is discussed: (i) debit related to the collection of 2% of revenues from Value - Added Services-VAS and interconnection; (ii) pro-rata inflation adjustment applied to the price proposal defined in the notice for the use of 4G frequencies and (iii) alleged non-compliance with service quality targets. The amounts involved are equivalent to R$ 1,364 (R$ 1,342 on December 31, 2019).

b. Labor proceedings

The main labor claims with probable risk are summarized below:

These are processes involving several labor claims filed by both former employees, in relation to matters such as salary differences, levelling, payments of variable compensation, additional legal and working hours, as well as by former employees of service providers, all of whom, taking advantage of the labor laws in force require it to keep the Company in compliance with labor obligations does not abided by contractors hired for that purpose.

From the total of 1,873 Labor claims on December 31, 2020 (2,408 on December 31, 2019) filed against the company, the majority relate to claims involving former employees of service providers followed by lawsuits from employees of their own. The provision of these lawsuits totals R$ 213,026, adjusted for inflation (R$ 252,968 at December 31, 2019).

c. Tax lawsuits

	2020	2019
Federal taxes	182,147	155,495
State taxes	135,891	93,790
Municipal taxes	5,633	8,227
TIM S.A. proceedings (purchase price allocation)	75,617	76,205
	399,288	333,717

The total recorded provision is substantially composed of the following processes whose indicated values are estimated by the indices established by the federal government for late taxes, being linked to the change in the SELIC rate:

Federal taxes

The provision is substantially composed of the following processes:

(i)	The provision for TIM S.A. supports fifty-five proceedings, relating to questions involving the impact on operations of CIDE, CPMF, CSLL, IRRF, spontaneous denunciation of the fine in the payment of FUST and ancillary obligations. Of this total, the amounts involved in the legal proceedings that seek recognition of the right not to collect the CPMF allegedly incident on simultaneous transactions of purchase and sale of foreign currency and exchange of account ownership arising from corporate incorporation, whose provisioned values, updated, equal to R$ 8,355 (R$ 9,560 on December 31, 2019), as well as the amount related to the fine and interest of the contribution to FUST of 2009, where the benefit of spontaneous denunciation is not being recognized, whose provisioned and updated value is R$ 14,564 (R$ 14,564 on December 31, 2019).

(ii)	The Company constituted a provision for a process aimed to collecting the pension contribution withheld at the rate of 11% to which, allegedly, payments made by the company to other legal entities should have been submitted as remuneration for various activities, whose provisioned and updated value is R$ 38,584 (R$ 37,977 on December 31, 2019).

(iii)	Additionally, in the second quarter of 2019, the company constituted the provision for the FUST process, which seeks the unconstitutionality and illegality of the collection of FUST (Telecommunications Services Universalization Fund). Lawsuit for the recognition of the right not to collect Fust, failing to include in its calculation base the revenues transferred by way of interconnection and EILD (Dedicated Line Industrial Exploitation), as well as the right not to suffer the retroactive collection of the differences determined due to not observing sum 7/2005 of ANATEL, in the amount of R$ 58,988 (R$ 58,116 on December 31, 2019).

(iv)	In June 2020, the company makes provision for federal compensation processes arising from a repurchase carried out in 2006, for which the documentary support was not robust enough after appraisals carried out. The amount provisioned and updated for December 2020 is R$ 5,313 (without correspondence from December/2019).

State taxes

The provision is substantially composed of the following processes:

The provision of the TIM S.A. in support of seventy-five cases, among which the following stand out: (i) the amounts involved in the proceedings, that the question of the reversal of the amounts payable for the ICMS tax, as well as the supporting documentation for the verification of the loan are appropriate for a Company whose values are recorded up-to-date, amounting to R$ 36,491 (R$ 23,558 on December 31, 2019), (ii) the amount to be offered to tax for the provision of telecommunications services, which is up-to-date, equal to R$ 5,135 (R$ 5,037 on December 31, 2019), as well as (ii) the charges on the grounds of supposed differences in both the inputs as the output of goods in the process of the withdrawal amount of the inventory, whose values are updated to the equivalent of R$ 15,751 (R$ 15,460 on December 31, 2019); (iv) the launching of credits related to the return of cellular phones assigned under gratuitous loan, whose updated amounts are equivalent to R$ 11,125 (R$ 10,826 on December 31, 2019); (v) subsidies for the handset, whose values are updated to the equivalent of R$ 8,767 (R$ 8,644 on December 31, 2019) and (vi) amounts allegedly improperly credited relating to CIAP credits, whose updated amounts are equivalent to R$ 14,912 (without correspondence on December 31, 2019).

Municipal taxes

It is also worth noting the amounts involved in the assessments that questions the withholding and collection of the ISS-source of third-party services without employment relationship, as well as the collection of its own ISS corresponding to services provided in co-billing.

d. Regulatory processes

ANATEL initiated administrative proceedings against the company for: (i) non-compliance with certain quality indicators; (ii) non-compliance with other obligations derived from the terms of authorization and; (iii) non-compliance with the SMP and STFC regulations, among others.

On December 31, 2020, the amount indicated for the procedures for the determination of non-compliance with obligations (“PADOs”), considering the inflation adjustment, classified with risk of probable loss is R$ 29,201 (R$ 32,381 on December 31, 2019).

e. Judicial and administrative proceedings whose losses are assessed as possible

The Company has actions of a civil, labor, tax and regulatory nature involving risks of loss classified by its legal advisors and the administration as possible, for which there is no provision for legal and administrative proceedings constituted, and no adverse material effects are expected in the financial statements, according to the values presented below:

	2020	2019

	18,147,562	18,395,727

Civil (e.1)	1,101,332	1,032,637
Labor and Social Security (e. 2)	340,801	459,020
Tax (e.3)	16,586,353	16,196,077
Regulatory (e.4)	119,076	707,993

Legal and administrative proceedings whose losses are assessed as possible and monitored by Management are disclosed at their updated values.

 The main lawsuits with risk of loss classified as possible, are described below:

e.1. Civil

	2020	2019
Consumer lawsuits (e. 1.1)	220,347	374,860
ANATEL (e.1.2)	223,066	220,526
Consumer protection agencies (e.1.3)	160,279	32,847
Former trading partners (e.1.4)	193,529	180,226
Environmental and infrastructure (e.1.5)	154,187	125,201
Other (e.1.6)	149,924	98,977
	1,101,332	1,032,637

e.1.1 Consumer lawsuits

They mainly refer to actions for alleged improper collection, cancellation of contract, quality of services, defects and failures in the delivery of devices and undue negative entry.

e.1.2 ANATEL

The Company is a party to lawsuits against ANATEL, in which it is discussed: (i) debit related to the collection of 2% of revenues from Value - Added Services-VAS and interconnection; (ii) pro-rata inflation adjustment applied to the price proposal defined in the notice for the use of 4G frequencies and (iii) alleged non-compliance with service quality targets.

e.1.3 Consumer protection agencies

TIM is a party to legal and administrative lawsuits filed by the Public Prosecutor's Office, Procon and other consumer protection agencies, arising from consumer complaints, in which, it is discussed: (i) alleged failures in the provision of network services; (i) alleged failure in the delivery of handsets; (iii) alleged non-compliance with state laws; (iv) hiring model and alleged improper charges of Value-Added Services-VAS; (v) alleged violations of the SAC decree; (vi) alleged contractual violations; and (vii) blocking of data.

e.1.4 Former Trading Partners

TIM is a defendant in actions proposed by several former trading partners in which are claimed, among others, values based on alleged contractual defaults.

1. 5 Social and environmental and infrastructure

The Company is a party to lawsuits involving various agents that discuss aspects related to (1) environmental licensing and structure licensing (installation/operation) and (2) (i) electromagnetic radiation emitted by Telecom structures; (ii) renewal of land leases for site installation; (iii) dumping on leased land for site installation; (iv) presentation of registering data, among others.

e.1.6 Other

TIM is a defendant in other actions of essentially non-consumer objects proposed by the most diverse agents from those described above, in which, among others, it is discussed: (i) renewal of lease agreements; (ii) shareholding subscription shares; (iii) indemnity lawsuits; (iv) alleged breach of contract and; (v) collection lawsuits.

e.2. Labor and Social Security

e.2.1. Social Security

TIM S.A received a Tax Notice for the Release of the Debt relating to the alleged irregularity in the payment of social security contributions relating to the payment of Profit Sharing, in the likely updated amount of R$ 9,487 (R$ 22,587 on December 31, 2019). Moreover, it received Tax Notifications of Release of Debts, referring to the alleged irregularity in the collection of Social Security contributions on installments received as indemnity allowances, unadjusted bonuses, hiring bonuses and incentives, in the total possible amount of R$ 22,829, updated (R$ 38,382 on December 31, 2019).

e.2.2. Labor

There are 3,038 Labor claims on December 31, 2020 (3,976 on December 31, 2019) filed against the company and with possible risk, concerning claims involving former employees and employees of service providers in the amount of updated R$ 317,971 (R$ 459,020 on December 31, 2019).

The other values are related to labor processes of various requests filed by former employees of their own and third-party companies.

e.3. Tax

	2020	2019

	16,586,353	16,196,077

Federal taxes (e.3.1)	4,268,212	4,279,570
State taxes (e.3.2)	8,562,352	8,221,808
Municipal taxes (e.3.3)	740,813	703,132
FUST, FUNTTEL and EBC (e.3.4)	3,014,976	2,991,567

The values presented are corrected, in an estimated way, based on the SELIC index. The historical amount involved is R$ 11,976,959 (R$ 11,549,274 on December 31, 2019).

e.3.1. Federal taxes

As of December 31, 2020, the total amount assessed against the TIM Group in relation to federal taxes is R$ 4,268,212 (R$ 4,279,570 on December 31, 2019). The following are the most significant matters in dispute with tax authorities:

a.	Allegation of alleged incorrect use of tax credits for carrying out a reverse merger, amortization of goodwill paid on the acquisition of cell phone companies, deduction of goodwill amortization expenses, exclusion of goodwill reversal, other reflections and disallowances of compensations and deductions paid by estimate, allegedly improper use of the SUDENE benefit due to lack of formalization of the benefit at the Internal Revenue Service (RFB), and failure to pay IRPJ and CSLL due by estimate. The amount involved is R$ 2,715,670 (R$ 2,672,754 on December 31, 2019).

b.	Method of compensation for tax losses and negative bases. The amount involved is R$ 193,181 (R$ 203,302 on December 31, 2019)

c.	Collection of CSLL on currency changes arising from swap transactions accounted for by the cash regime. The amount involved is R$ 67,572 (R$ 66,164 on December 31, 2019).

d.	Collection of IRRF [withholding income tax] on income of residents abroad, including those remitted by way of international roaming and payment to unidentified beneficiaries, as well as the collection of CIDE on payment of royalties on remittances abroad, including remittances by way of international roaming. The amount involved is R$ 259,088 (R$ 256,833 on December 31, 2019).

e.	Collection of IRPJ, PIS/COFINS and CSLL debits arising from non-homologation or partial homologation of compensations made by the company from credits of withholding taxes on financial investments and negative balance of IRPJ. The amount involved is R$ 399,691 (R$ 427,233 on December 31, 2019).

e.3.2. State taxes

As of December 31, 2020, the total amount assessed amount against the TIM Group in relation to states taxes is R$ 8,562,352 (R$ 8,221,808 on December 31, 2019). The following are the most significant matters in dispute with tax authorities:

a.	Non-inclusion in the ICMS calculation basis of unconditional discounts offered to customers, as well as a fine for the alleged failure to comply with a related accessory obligation, including for the failure to present the 60i record of the SINTEGRA file. The involved amount is R$ 1,128,741 (R$ 1,053,411 on December 31, 2019).

b.	Use of tax benefit (program for the promotion of integrated and sustainable economic development of the Federal District - PRÓ-DF) granted by the taxing entity itself, but later declared unconstitutional, as well as alleged improper credit of ICMS arising from the interstate purchase of goods with tax benefit granted in the state of origin. The amount involved is R$ 492,935 (R$ 887,637 on December 31, 2019). The change is due to the partial favorable outcome, in the amount of R$ 254 million.

c.	Credit reversal and extemporaneous credit related to acquisitions of permanent assets. The involved amount to TIM S.A. is R$ 608,316 (R$ 731,864 on December 31, 2019). The change is due to the partial favorable outcome, in the amount of R$ 67 million.

d.	Credits and chargebacks of ICMS, as well as the identification and documentary support of values and information released in customer accounts, such as tax rates and credits granted in anticipation of future surcharges (special credit), as well as credits related to tax substitution operations and exempt and untaxed operations. On December 31, 2020, the involved amount is R$ 3,356,501 (R$ 3,284,473 on December 31, 2019).

e.	Use of credit in the acquisition of electricity directly employed in the production process of companies. The amount involved is R$ 134,494 (R$ 131,057 on December 31, 2019).

f.	Alleged conflict between the information contained in ancillary obligations and the collection of the tax, as well as specific questioning of fine for non-compliance with ancillary obligations. The amount involved is R$698,673 (R$138,684 on December 31, 2019). The change is due to the addition of two new cases in São Paulo, in the amount of R$362 million and R$183 million.

g.	Alleged lack of collection of ICMS due to the gloss of chargebacks related to the prepaid service, improper credit of ICMS in the outputs of goods allegedly benefited with reduction of the calculation base, as well as an allegation of improper non-inclusion of Value-Added Services (VAS) of the ICMS calculation basis. The amount involved is R$ 249,271 (R$ 198,505 on December 31, 2019).

h.	Launch of credits related to the return of mobile devices lent on loan. The amount involved is R$ 197,521 (R$ 180,920 on December 31, 2019).

i.	Collection of ICMS related to subscription services and their alleged improper non-inclusion in the ICMS calculation base due to their nature. The amount involved is R$ 260,447 (R$ 249,659 on December 31, 2019).

e.3.3. Municipal taxes

As of December 31, 2020, the total amount assessed amount against TIM Group in relation to municipal taxes is R$ 740,813 (R$ 703,132 on December 31, 2019). The following are the most significant matters in dispute with tax authorities:

a.	Collection of ISS, as well as the punitive fine for the absence of the supposed tax due, on several revenue accounts of the company. The amount involved is R$ 150,023 (R$ 147,572 on December 31, 2019).

b.	Collection of ISS on importation of services or services performed in other municipalities. The amount involved is R$ 385,536 (R$ 300,669 on December 31, 2019).

c.	Constitutionality of the collection of the functioning supervision fee (TFF -Taxa de Fiscalização do Funcionamento) by municipal authorities of different localities. The amount involved is R$ 126,159 (R$ 120,503 on December 31, 2019).

e.3.4. FUST and FUNTTEL

The total amount charged against the TIM Group in relation to the contributions to FUST and FUNTTEL with a possible risk rating is R$ 3,014,976 (R$ 2,991,567 on December 31, 2019). The main discussion involves the collection of the contribution to FUST and FUNTTEL (Fund for the technological development of Telecommunications) from the issuance by ANATEL of Sum no. 07/2005, aiming, among others, and mainly, the collection of the contribution to FUST and FUNTTEL on interconnection revenues earned by mobile telecommunications service providers, from the validity of Law 9998/2000.

e.4. Regulatory

ANATEL filed administrative proceedings against the Company for: (i) non-compliance with certain quality indicators; (ii) non-compliance with other obligations derived from the terms of authorization and; (iii) non-compliance with the SMP and STFC regulations, among others.

On December 31, 2020, the value indicated for the PADOs (procedure for determining non-compliance with obligations), considering the inflation adjustment, classified with possible risk was R$ 119,076 (R$ 707,993 on December 31, 2019). The variation was mainly due to the processing of the PADOs included in the Conduct Adjustment Term “TAC” in negotiations with ANATEL, where such processes were extinguished in the administrative spheres.

On August 22, 2019, ANATEL's Board of Directors unanimously approved TIM's conduct adjustment term (TAC), which had been negotiated since June 2018 with the regulator. The agreement covers a sanctions reference value of R$ 627 million. The commitment to be made by TIM includes actions to improve three pillars of action-customer experience, quality and infrastructure - through initiatives associated with improvements in the licensing process of stations, efficient use of numbering resources, evolution of digital service channels, reduction of complaint rates, repair of users and strengthening of transport and access networks. In addition, it contemplates the additional commitment to bring mobile broadband, through the 4G network, to 366 municipalities with less than 30 thousand inhabitants thus reaching more than 3.4 million people. The new infrastructure will be implemented in three years - more than 80% in the first two years – being guaranteed by the Company the sharing regime with the other providers.

On June 19, 2020 the Board of Directors of the company approved the said TAC after final deliberation of the regulator and the signing of the term took place on June 25. The agreement covers sanctions totaling a value of approximately R$ 639 million, updated, which will be filed according to commitments represented in actions to improve quality and customer experience as well as increase network infrastructure in more than 2,000 locations.

By obtaining the extension of the term of the authorizations to use the radio frequencies associated with the SMP, TIM S.A. becomes liable for the contractual burden on the net revenue arising from the service plans marketed under each authorization. However, since 2011 ANATEL began to include in the basis of calculation of said burden also the revenues obtained with interconnection, and from 2012, the revenues obtained with Value-Added Services. In the company's opinion, the inclusion of such revenues is improper because it is not expressly provided for in the terms of original authorizations, so the collections received are discussed in the administrative and/or judicial sphere.